Exhibit 10.14.5

MASTER JOINDER AGREEMENT

THIS MASTER JOINDER AGREEMENT (this “Agreement”) is executed as of October 16, 2024, by and among EQRT 110 SOUTHEAST INNER LOOP, L.P., a Delaware limited partnership, and EQRT 1500 SHOALS, L.P., a Delaware limited partnership (jointly and severally, “Existing Borrower”), EQRT 2871 102nd, L.P., a Delaware limited partnership (“Additional Borrower”, jointly and severally with Existing Borrower, the “Borrower”), and STATE FARM LIFE INSURANCE COMPANY (“Lender”), with respect to the Agreement Regarding Second Funding, Permitted Releases, Substitutions and Transfers dated as of August 15, 2024 (the “Second Funding Agreement”) by and between Existing Borrower and Lender. Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Second Funding Agreement.

RECITALS.

A.            Pursuant to the terms of that certain Promissory Note made as of August 15, 2024, made by Existing Borrower to the order of Lender, in the original maximum principal amount of up to One Hundred Nine Million Six Hundred Thousand and 00/100 Dollars ($109,600,000.00) (the “Note”), on August 15, 2024 Lender advanced to Existing Borrower the Initial Funding (as defined in the Note) of Sixty-Eight Million Eight Hundred Six Thousand Eight Hundred Eighty and 00/100 Dollars ($68,806,880.00).

B.            Pursuant to the terms of the Second Funding Agreement, Existing Borrower and Additional Borrower have requested a Second Funding (as defined in the Note) in the principal amount of Forty Million Seven Hundred Ninety-Three Thousand One Hundred Twenty and 00/100 Dollars ($40,793,120.00).

C.            Pursuant to the terms of the Second Funding Agreement, this Agreement and that certain Allonge to Promissory Note of even date herewith among Existing Borrower, Additional Borrower and Lender, Lender has advanced the Second Funding, and Additional Borrower has hereby assumed the obligations of Existing Borrower under the Note and the other Loan Documents (as defined in the Note) such that the obligations under the Note and the other Loan Documents are the joint and several obligations of each Existing Borrower and the Additional Borrower.

AGREEMENT

NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Assumption and Joinder. By this Agreement, Additional Borrower hereby expressly (a) joins in and agrees to be bound by the terms and conditions of the Note and the other Loan Documents on a joint and several basis with each Existing Borrower; (b) becomes a “Borrower” (as defined in the Note), under each such Loan Document and agrees to be jointly and severally liable for all the Obligations (as defined in the Mortgages) of a Borrower now or hereafter incurred, and (c) agrees that each Additional Borrower is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Borrower, under the Loan Documents. In particular, and without limiting the provisions set forth above:

(a)            Note. Each Additional Borrower hereby expressly (i) joins in and agrees to be bound by all of the provisions of the Note, (ii) hereby assumes the obligations and liabilities of the Borrower under the Note and agrees to be jointly and severally liable for all the Obligations of the Borrower now or hereafter incurred under the Note and (iii) agrees to all the terms and provisions of the Note applicable to it as Borrower thereunder, in each case with the same force and effect as if originally named therein as Borrower.

2.            Loan Document Modifications. The Loan Documents are modified as follows:

(a)            References to Maker, Borrower and/or Indemnitor. All references in the Loan Documents to Borrower and/or Indemnitor shall be modified to include each Existing Borrower together with the Additional Borrower, and the terms Borrower and Indemnitor shall mean each of them, and their liability shall be joint and several.

(b)            Conforming Modifications. Each of the other Loan Documents is hereby modified effective as of the date of this Agreement, to provide that all references therein to any other Loan Document shall be deemed to refer to such Loan Document as modified hereby (and as each may be further modified or amended) and shall include all documents delivered in connection with the Second Funding. It is the intention of the parties to this Agreement that this Agreement shall be deemed to form a part of the Loan Documents it amends and modifies, and it shall constitute a “Loan Document” as referred to herein and therein.

(c)      Second Funding. The Borrower hereby acknowledges that on the date hereof, the Borrower is exercising its one-time right under the Second Funding Agreement to receive the Second Funding, in the amount of Forty Million Seven Hundred Ninety-Three Thousand One Hundred Twenty and 00/100 Dollars ($40,793,120.00), funded by Lender to Borrower in accordance with the terms and conditions of the Second Funding Agreement and the Loan Documents, as applicable, and that the Borrower shall not be entitled to any additional advances under the terms of the Loan Documents.

(d)      Allocated Loan Amounts. Exhibit B of the Second Funding Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto and the Allocated Loan Amount shall be in the amounts set forth in the schedule Exhibit A attached hereto and incorporated herein.

3.            Representations and Warranties of Borrower.

(a)            The execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party are within the corporate, partnership, limited liability company or other analogous powers of the Borrower and have been duly authorized by all necessary corporate, partnership, limited liability company or other analogous and, if required, equity holder action of Borrower. This Agreement has been duly executed and delivered by each Borrower and this Agreement and each of the other Loan Documents to which such Borrower is a party constitutes a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)            Borrower represents and warrants to Lender that, as of the date hereof, the representations and warranties in each Loan Document are true and correct in all material respects as applied to Additional Borrower as a Borrower or Maker, as applicable, on and as of the date hereof. As of the date hereof, each Borrower hereby represents and warrants that no Default or Event of Default (as defined in the Mortgages) shall be caused by the joinder provided for hereunder.

4.            Ratification of Loan Documents. This Agreement is a modification and not a novation. Nothing set forth herein shall affect the priority, validity or extent of the liens, operation and effect of the Mortgages or any of the other Loan Documents. Borrower hereby unconditionally ratifies, confirms and reaffirms, without condition or reservation as of the date of this Agreement, all of the respective terms, covenants, conditions, warranties, representations, agreements and obligations set forth in the Loan Documents, as modified hereby. The Borrower hereby unconditionally acknowledges and agree that it is absolutely liable to the Lender in accordance with the terms of the Loan Documents and that all liens, security interests, encumbrances, assignments and pledges created pursuant thereto continue unimpaired and in full force and effect and secure all of the obligations set forth in the Loan Documents. The Borrower hereby waives and releases any claims, counterclaims, causes of action and defenses which it may have against Lender and any director, officer, employee or agent of Lender, arising from or related to any of the other Loan Documents.

5.            Miscellaneous.

(a)            This Agreement, the Second Funding Agreement, the Note and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, among such parties relating to the subject matter hereof.

(b)            This Agreement shall be binding upon each Borrower and its permitted successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.

(c)            In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

(d)      (e)      EXCEPT AS SET FORTH IN THE MORTGAGES, ALL OF THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(f)            BORROWER AND LENDER WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(g)            This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same agreement, and any party hereto may execute this Agreement by signing one or more counterparts thereof. Counterparts may be delivered by email (including a “.pdf” format data file), fax, DocuSign or similar encrypted electronic document system, and any counterpart so delivered shall have the same force and effect as if such counterpart were an original thereof.

[Remainder of this Page Left Intentionally Blank]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties hereto as of the date first above written.

BORROWER (jointly and severally):

EQRT 110 SOUTHEAST INNER LOOP, L.P., a

Delaware limited partnership

By:	EQRT 110 Southeast Inner Loop GP, LLC, a
Delaware limited liability company, its sole general
partner

By:	EQT Exeter REIT Operating Partnership LP, a
Delaware limited partnership, its sole member

By	EQT Exeter Real Estate Income Trust, Inc., a
Maryland corporation, its sole general partner

	By:	/s/ J. Peter Lloyd
	Name:	J. Peter Lloyd,
	Title:	Chief Financial Officer

EQRT 1500 SHOALS, L.P., a Delaware limited partnership

By:	EQRT 1500 Shoals GP, LLC, a Delaware limited liability
company, its sole general partner

By:	EQT Exeter REIT Operating Partnership LP, a
Delaware limited partnership, its sole member

By	EQT Exeter Real Estate Income Trust, Inc., a
Maryland corporation, its sole general partner

	By:	/s/ J. Peter Lloyd
	Name:	J. Peter Lloyd,
	Title:	Chief Financial Officer

SIGNATURE PAGE

MASTER JOINDER AGREEMENT

EQRT 2871 102nd, L.P., a Delaware limited partnership

By:	EQRT 2871 102nd GP, LLC, a Delaware limited liability
company, its sole general partner

By:	EQT Exeter REIT Operating Partnership LP, a
Delaware limited partnership, its sole member

By	EQT Exeter Real Estate Income Trust, Inc., a
Maryland corporation, its sole general partner

	By:	/s/ J. Peter Lloyd
	Name:	J. Peter Lloyd,
	Title:	Chief Financial Officer

[LENDER SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE

MASTER JOINDER AGREEMENT

LENDER:

STATE FARM LIFE INSURANCE COMPANY,

an Illinois corporation

By:	/s/ Matthew D. Melick
Matthew D. Melick
Assistant Secretary

By:	/s/ Andrew E. Weissman
Andrew E. Weissman
Authorized Signer

COMMONWEALTH OF PENNSYLVANIA	)
) ss.
COUNTY OF DELAWARE	)

On this the 11th day of September, 2024, before me, the undersigned officer, personally appeared J. Peter Lloyd, Chief Financial Officer of EQT Exeter Real Estate Income Trust, Inc., a Maryland corporation, which is the sole general partner of EQT Exeter REIT Operating Partnership LP, a Delaware limited partnership, which is the sole member of and EQRT 110 Southeast Inner Loop GP, LLC, a Delaware limited liability Company, which is the sole general partner of EQRT 110 SOUTHEAST INNER LOOP, L.P., a Delaware limited partnership, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as Chief Financial Officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Lisa Bianchini
NOTARY PUBLIC

Print Name:
My Commission Expires:

[SEAL]

COMMONWEALTH OF PENNSYLVANIA	)
) ss.
COUNTY OF DELAWARE	)

On this the 11th day of September, 2024, before me, the undersigned officer, personally appeared J. Peter Lloyd, Chief Financial Officer of EQT Exeter Real Estate Income Trust, Inc., a Maryland corporation, which is the sole general partner of EQT Exeter REIT Operating Partnership LP, a Delaware limited partnership, which is the sole member of and EQRT 1500 Shoals GP, LLC, a Delaware limited liability Company, which is the sole general partner of EQRT 1500 SHOALS, L.P., a Delaware limited partnership, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as Chief Financial Officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Lisa Bianchini
NOTARY PUBLIC

Print Name:
My Commission Expires:

[SEAL]

ACKNOWLEDGMENT PAGE

MASTER JOINDER AGREEMENT

COMMONWEALTH OF PENNSYLVANIA	)
) ss.
COUNTY OF DELAWARE	)

On this the 11th day of September, 2024, before me, the undersigned officer, personally appeared J. Peter Lloyd, Chief Financial Officer of EQT Exeter Real Estate Income Trust, Inc., a Maryland corporation, which is the sole general partner of EQT Exeter REIT Operating Partnership LP, a Delaware limited partnership, which is the sole member of EQRT 2871 102nd GP, LLC, a Delaware limited liability company, which is the sole general partner of EQRT 2871 102nd, L.P., a Delaware limited partnership, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as Chief Financial Officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Lisa Bianchini
NOTARY PUBLIC

Print Name:
My Commission Expires:

[SEAL]

ACKNOWLEDGMENT PAGE

MASTER JOINDER AGREEMENT

ACKNOWLEDGMENT FOR LENDER:

STATE OF ILLINOIS	)
)SS.
COUNTY OF MCLEAN	)

I, Suzanne M. Giacometti, do hereby certify that on the 11th day of September, 2024, Matthew D. Melick and Andrew E. Weissman as Assistant Secretary and Authorized Signer, respectively of State Farm Life Insurance Company, an Illinois corporation, personally appeared before me and being first duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Suzanne M. Giacometti
NOTARY PUBLIC
My Commission Expires:	07/15/2025